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                                                                   EXHIBIT 10.11


                             COST SHARING AGREEMENT

                  This Cost Sharing Agreement is hereby entered into as of the 19th day of November, 1997, with effect at the date referred to in Section VII hereof, by and between SAGE INSURANCE GROUP INC., a corporation organized and existing under the laws of the State of Delaware with corporate offices at 300 Atlantic Street, Suite 302, Stamford, Connecticut 06901(hereinafter referred to as the "Parent") and SAGE LIFE ASSURANCE OF AMERICA, INC., a corporation organized and existing under the laws of the State of Delaware with corporate offices at 300 Atlantic Street, Suite 302, Stamford, Connecticut 06901 (hereinafter referred to as the "Life Company") which is a wholly owned subsidiary of the Parent.

                                R E C I T A L S:

                  WHEREAS, Parent provides or intends to provide the Life Company with office space, office equipment, and related office services;

                  WHEREAS, each party employs certain individuals who may occasionally furnish incidental services to the other;

                  WHEREAS, Parent and Life Company wish to enter into a formal cost sharing agreement with regard to the foregoing items;

                  WHEREAS, the Life Company is a Delaware domiciled life insurance company and the Parent is part of the Life Company's holding company system so that applicable Delaware law requires

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that the terms of any cost sharing agreement between them be submitted to the
Delaware Insurance Commissioner at least 30 days prior to the entry into any transaction pursuant to such agreement.

                  WHEREAS, the parties hereto have agreed to the terms and conditions set out in this Agreement and do hereby incorporate the recitals set out herein as part of the Agreement.

                 NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

                                 I. OFFICE SPACE

                  Section 1.01. The Parent has entered into a lease for office premises that are being used by the Life Company. In the future, the Parent may enter into additional leases or acquire ownership of office space which will be utilized by the Life Company. Such premises or space provided by the Parent to the Life Company is hereinafter referred to as the "Office Space".

                  Section 1.02. The parties agree that at the end of each calendar year the Parent shall charge the Life Company for the use of Office Space based on a fair rental value for such space as allocated to the Life Company use thereof.

                  Section 1.03. In determining such allocation, there shall be taken into account the actual percentage area of the Office Space used for operations of the Life Company and the percentage of time such office space is utilized for operations of the Life Company. The parties shall maintain such reasonable records as are necessary to support such allocations and the Life Company agrees to abide by any allocation made by the Parent which is reasonable and does not materially distort any item of income, expense,

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capital expenditure, or capital gain for purposes of tax, financial or life insurance statutory accounting.

                  Section 1.04. In determining fair rental values for Office Space which is leased by the Parent the rentals paid or accrued by the Parent to the landlord of the Office Space for the year in question shall be used. In determining fair rental value for Office Space in which the Parent has an ownership interest the rental charge to the Life Company shall be the sum of the depreciation for the Office Space allocable to the year as permitted under the U.S Internal Revenue Code of 1986, as amended, plus the taxes, maintenance, repairs, utility costs, management expenses, and other similar expenditures connected with the Office Space paid or accrued by the Parent for such year, as well as charges for services rendered in connection with any transfer of the Office Space and other similar expenses connected with the possession, use or occupancy of the Office Space by the Subsidiary and paid or accrued by the Parent during the year, including capital expenditures incurred in any year to the extent they may be properly amortized for such year.

                          II. TANGIBLE OFFICE EQUIPMENT

                  Section 2.01. The Parent has entered, or will enter, into leases for and has acquired, or will acquire, ownership of various types of office equipment, furniture and fixtures, including but not limited to office furniture, office decorations and art, telephone systems, security systems, computer hardware and software equipment or systems, and general office equipment such as fax machines, photocopiers, and postage meters. Such items provided by the Parent to the Life Company are hereinafter

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referred to as the "Office Equipment".

                  Section 2.02. The parties agree that at the end of each calendar year during the term of this Agreement the Parent shall charge the Life Company for the use of Office Equipment based on a fair rental value for such equipment as allocated to the Life Company use thereof.

                  Section 2.03. In determining such allocation, there shall be taken into account the percentage of time such Office Equipment is utilized for operations of the Life Company. The parties shall maintain such reasonable records as necessary to support such allocations and the Life Company agrees to abide by any allocation made by the Parent which is reasonable and does not materially distort any item of income, expense, capital expenditure, or capital asset for purposes of tax, financial or life insurance statutory accounting.

                  Section 2.04. In determining fair rental values for Office Equipment which is leased by the Parent the rentals to paid or accrued by the Parent to the lessor of the Office Equipment for the year in question shall be used. In determining fair rental value for Office Equipment owned by the Parent the rental charge to the Subsidiary shall be the sum of the depreciation for the Office Equipment allocable to the year as permitted under the U.S Internal Revenue Code of 1986, as amended, plus the taxes, maintenance, repairs, utility costs, and other similar expenditures connected with the Office Equipment paid or accrued by the Parent for such year, as well as charges for similar expenses connected with the use of the Office Equipment by the Life Company and paid or accrued by the Parent during the year, including capital expenditures incurred for Office Equipment in any year to the extent they may be properly

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amortized for such year.

                                  III. SERVICES

                  Section 3.01. Each party employs persons who may from time to time perform management, clerical, administrative, technical or other services for the benefit of the other party. Such services are hereinafter referred to as the "Services". It is anticipated that the Services which will be rendered by the Life Company's employees to the Parent will not be an integral part of the business of the Life Company but rather only an incidental part of such business.

                  Section 3.02. The parties agree that at the end of each calendar year during the term of this Agreement each party shall charge the other party for the Services based on the cost of the Services as allocated to the use thereof.

                  Section 3.03. In determining such allocation, there shall be taken into account the percentage of time the employees of each party spend in providing Services to the other party. The parties shall maintain such reasonable records as are necessary to support such allocations and each party agrees to abide by any allocation made by the other party which is reasonable and does not materially distort any item of income, expense, capital expenditure, or capital gain for purposes of tax, financial or life insurance statutory accounting.

                                 IV. OTHER ITEMS

                  Section 4.01. The parties recognize that other

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accounting items in addition to those specifically treated above in this
Agreement ("Other Items") may arise calling for allocation between the Parent and the Life Company.

                  Section 4.02. The parties agree that allocation of such items will be made in accordance with Section 482 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

                           V. MISCELLANEOUS PROVISIONS

                  Section 5.01. This Agreement and the Exhibits hereto contain the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior oral or written understanding of the parties with respect to such matters. No modification or amendment may be made except by a written instrument signed by both parties.

                  Section 5.02. This Agreement is governed by and shall be construed in accordance with the laws of the State of Connecticut. Venue for any action brought to enforce any term or condition of this Agreement shall be brought in Stamford, Connecticut.

                  Section 5.03. This Agreement may be amended from time to time by the parties hereto; provided, however, any such amendment shall be evidenced by written instrument that becomes attached to and made a part of this Agreement.

                  Section 5.04. Should any portion of this Agreement be illegal, invalid or unenforceable, the remaining portions of this Agreement shall be of full force and effect as if the illegal, invalid or unenforceable portion were severable and not a part of this Agreement.

                  Section 5.05. Nothing herein shall be construed to

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permit nor does it permit, directly or indirectly, Parent to act as a life insurance company in the United States of America.

                  Section 5.06. This Agreement may be executed in one (1) or more counterparts each of which shall be deemed a duplicate original, but all of which together shall constitute a single agreement.

                  Section 5.07. No failure on the part of either party to exercise, and no delay in exercising, any right, power, or remedy hereunder shall operate as a waiver thereof.

                                 VI. TERMINATION

                  Section 6.01. This Agreement shall commence on the effective date described in Section VII hereof, and shall continue in force for a period of five years, subject to the provisions of Section 6.02, and shall be automatically renewed at the end of each five-year term according to the provisions of Section 6.03.

                  Section 6.02. During the initial five-year term, this Agreement may be terminated upon thirty (30) days written notice for cause. For the purposes of this Agreement, "cause" is defined to mean (i) a material breach of this Agreement by either party, or (ii) the insolvency or inability of either party to perform its duties under this Agreement.

                  Section 6.03. After the expiration of the initial five-year term, this Agreement shall automatically be renewed for additional five-year terms, unless this Agreement is terminated, with or without cause, by the giving, at least ninety (90) days prior to the expiration of each five (5) year term, of a notice of termination by either Parent or the Life Company.

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        VII. APPROVAL BY DELAWARE INSURANCE COMMISSIONER; EFFECTIVE DATE

                  Section 7.01. The parties agree this Agreement shall be submitted to Insurance Commissioner of the State of Delaware with notice (the "Notice") of the intention of the parties to make this Agreement effective and that a copy of the Notice containing the date thereof shall be attached hereto as Exhibit A.

                  Section 7.02. This Agreement shall be of no force or effect and no transaction shall be entered into pursuant hereto until (i) at least thirty (30) days, or such shorter period as the Insurance Commissioner of the State of Delaware may permit, has elapsed from the date of the Notice and (ii) the Insurance Commissioner of the State of Delaware has not disapproved this Agreement during such period.

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                  IN WITNESS WHEREOF, the undersigned parties hereto have duly executed this Agreement as of the day and year first above

written.

                                             SAGE LIFE INSURANCE GROUP INC.

                                             By:  /s/ Robin I. Marsden
                                                -------------------------------
                                                  Authorized Signatory

                                             SAGE LIFE ASSURANCE OF AMERICA,INC.

                                              By: /s/ Ronald S. Scowby
                                                -------------------------------
                                                   Authorized Signatory

                                                                               9

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                                    EXHIBIT A

                                                               [SAGE LETTERHEAD]

November 19, 1997

The Honorable Donna Lee Williams
Insurance Commissioner
State of Delaware
Department of Insurance
841 Silver Lake Boulevard
Dover, DE 19904

RE:  Cost Sharing Agreement

Dear Commissioner Williams:

Sage Life Assurance of America, Inc., a Delaware-domiciled insurer, intends to enter into a Cost Sharing Agreement with its immediate parent, Sage Insurance Group, Inc. (Please note that Sage Insurance Group, Inc. is not an insurer and does not transact insurance in Delaware or elsewhere.) Pursuant to Insurance Code Section 5005(a)(2)d. we are hereby providing notice to you of our intent. The Agreement will become effective in 30 days, or upon your prior approval.

A copy of the Agreement is attached. If you have any questions, please do not hesitate to call me at 1-888-502-7243. Thank you for your consideration.

Sincerely,

James F. Bronsdon
Vice President
Legal and Compliance

enc.

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                                 AMENDMENT NO. 1

                                       TO

                             COST SHARING AGREEMENT

         The Cost Sharing Agreement entered into as of the 19th day of November, 1997, by and between SAGE INSURANCE GROUP, INC. and SAGE LIFE ASSURANCE OF AMERICA, INC., is hereby amended by adding the following Section 5.08 to Article "V. MISCELLANEOUS PROVISIONS" thereof:

         Section 5.08. Pursuant to Sections 1.02, 2.02, and 3.02 hereof, the charging party will submit to the reimbursing party the pertinent statements of charges within 90 days of the end of the calendar year, and the reimbursing party will pay such charges not later than 30 days thereafter.

         IN WITNESS WHEREOF, the undersigned parties hereto have duly executed this Agreement as of the day and year first above written.

                                            SAGE INSURANCE GROUP, INC.

                                            By: /s/ Ronald S. Scowby
                                               ------------------------------
                                                    Authorized Signatory

                                            SAGE LIFE ASSURANCE OF AMERICA, INC.

                                            By: /s/ Mitchell R. Katcher
                                               ------------------------------
                                                    Authorized Signatory

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                  AMENDMENT NO. 2 TO THE COST SHARING AGREEMENT

         This Amendment No. 2 ("Amendment No. 2") to the Cost Sharing Agreement by and between Sage Insurance Group, Inc. (the "Parent") and Sage Life Assurance of America, Inc. (the "Life Company"), dated as of November 19, 1997 (the "Cost Sharing Agreement"), is entered into as of October 1, 2002.

         WHEREAS, the Parent and the Life Company previously entered into the Cost Sharing Agreement pursuant to which the Parent provides the Life Company with office space, office equipment and related office services;

         WHEREAS, the Parent and the Life Company desire to amend the Cost Sharing Agreement to provide for payment of the amounts estimated to be owed by the Life Company for such office space, office equipment and related office services on a monthly basis;

         NOW, THEREFORE, in consideration of the covenants and mutual promises contained in this Amendment No. 2 and other good and valuable consideration, the receipt and legal sufficiency of which are acknowledged, the Parent and the Life Company hereby agree as follows:

         1.       AMENDMENTS TO THE COST SHARING AGREEMENT.

                  1.1 The introductory paragraph of the Cost Sharing Agreement is hereby amended by deleting the words "a wholly owned" from the seventh line thereof and substituting therefor the words "an indirect";

                  1.2 Section 1.02 of the Cost Sharing Agreement is hereby amended by deleting the word "year" from the first line thereof and substituting therefor the word "month";

                  1.3 Section 1.04 of the Cost Sharing Agreement is hereby amended by deleting the word "year" from the second, fifth, seventh, tenth (in two places) and eleventh lines thereof and substituting therefor the word "month";

                  1.4 Section 2.02 of the Cost Sharing Agreement is hereby amended by deleting the word "year" from the first line thereof and substituting therefor the word "month";

                  1.5 Section 2.04 of the Cost Sharing Agreement is hereby amended by deleting the word "year" from the second, fifth, seventh, ninth (in two places) and tenth lines thereof and substituting therefor the word "month";

                  1.6 Section 3.02 of the Cost Sharing Agreement is hereby amended by deleting the word "year" from the first line thereof and substituting therefor the word "month";

                  1.7 Section 5.08 of the Cost Sharing Agreement is hereby amended by deleting the words "90 days" from the third line thereof and substituting therefor the word "15 days" and by deleting the word "year" from the third line thereof and substituting therefor the word "month".

         2.       EFFECTIVE DATE. The Life Company shall file this
Amendment No. 2 with the Insurance Commissioner of the State of Delaware, and this Amendment No. 2 shall be of no force and effect until (i) a thirty-day period, or such shorter period as the Insurance Commissioner of the State of Delaware may permit, has elapsed since the date of such filing and (ii) the Insurance Commissioner of the

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State of Delaware has not disapproved this Amendment No. 2 during such period.
Upon so becoming in force and effect, this Amendment No. 2 shall be effective from and after October 1, 2002.

         3. CONFIRMATION OF THE AGREEMENT. Except as amended hereby, the Cost Sharing Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 2 as of the date first above written.

                                 SAGE INSURANCE GROUP, INC.

                                 By:   /s/ Robin I. Marsden
                                       -------------------------------------
                                       Robin I. Marsden
                                       President and Chief Executive Officer

                                 SAGE LIFE ASSURANCE OF AMERICA, INC.

                                 By:   /s/ Robin I. Marsden
                                       -------------------------------------
                                       Robin I. Marsden
                                       President and Chief Executive Officer